                                 EXHIBIT (5)(b)
                                 --------------

                               FORM OF APPLICATION
                      FOR THE ENDEAVOR FI VARIABLE ANNUITY

-----------------------------------[      ]-------------------------------------

[LOGO OF PFL           PFL LIFE INSURANCE COMPANY
LIFE INSURANCE         4333 EDGEWOOD ROAD N.E.,
COMPANY APPEARS HERE]  CEDAR RAPIDS, IOWA 52499


APPLICATION FOR VARIABLE ANNUITY CONTRACT
-------------------------------------------------------------------------------
1. DESIGNATED ANNUITANT

NAME:
     --------------------------------------------------------------------------
ADDRESS:
        -----------------------------------------------------------------------
CITY, STATE:
            -------------------------------------------------------------------
ZIP:     -     TELEPHONE:(    )
    ----- ----           ------------------------------------------------------
DATE OF BIRTH:                        AGE:          SEX: [_]  FEMALE   [_] MALE
              ------------------------    ----------
SS#:                                         CITIZENSHIP: [_] U.S.    [_] OTHER
    -----------------------------------------
===============================================================================
2. CONTRACT OWNER (IF OTHER THAN ABOVE)

In the event the owner is a trust, please provide verification of trustees.

NAME:
     --------------------------------------------------------------------------
ADDRESS:
        -----------------------------------------------------------------------
CITY, STATE:
            -------------------------------------------------------------------
ZIP:     -     TELEPHONE:(    )
    ----- ----           ------------------------------------------------------
DATE OF BIRTH:                        AGE:          SEX: [_]  FEMALE   [_] MALE
              ------------------------    ----------
SS#:                                         CITIZENSHIP: [_] U.S.    [_] OTHER
    -----------------------------------------
===============================================================================
3. [_] JOINT CONTRACT OWNER [_] SUCCESSOR CONTRACT OWNER

In the event the owner is a trust, please provide verification of trustees.

NAME:
     --------------------------------------------------------------------------
ADDRESS:
        -----------------------------------------------------------------------
CITY, STATE:
            -------------------------------------------------------------------
ZIP:     -     TELEPHONE:(    )
    ----- ----           ------------------------------------------------------
DATE OF BIRTH:                        AGE:          SEX: [_]  FEMALE   [_] MALE
              ------------------------    ----------
SS#:                                         CITIZENSHIP: [_] U.S.    [_] OTHER
    -----------------------------------------
===============================================================================
4. BENEFICIARY DESIGNATION  (Include Relationship to Annuitant)

PRIMARY:
        -----------------------------------------------------------------------
  RELATIONSHIP:
               ----------------------------------------------------------------
CONTINGENT:
           --------------------------------------------------------------------
  RELATIONSHIP:
               ----------------------------------------------------------------
===============================================================================
5. TYPE OF ANNUITY

   [_] NON-QUALIFIED                        [_] IRA  (Also complete Box 6)

   [_] HR - 10                              [_] SEP  (Also complete Box 6)

   [_] 403 (b)                  [_] OTHER
                                          -------------------------------------
===============================================================================
6.  IRA/SEP INFORMATION

$                    CONTRIBUTION FOR TAX YEAR
  ------------------                           --------------------------------
$                    TRUSTEE TO TRUSTEE TRANSFER
  ------------------
$                    ROLLOVER FROM: (Check one)     [_] 403(b)      [_] Pension
  ------------------
[_] HR-10  [_] Other:
                     ----------------------------------------------------------
===============================================================================
7.  WILL THIS ANNUITY REPLACE ANY EXISTING ANNUITY OR LIFE INSURANCE?

 [_] NO   [_] YES - Please state Policy No. and Company

Name:
     ---------------------------------------------------------------------------
================================================================================
8.  MINIMUM DEATH BENEFIT OPTION  (Select Only One)

    This selection cannot be changed after the policy has been issued.

    [_] 5% Compound Death Benefit (Not available for owners or annuitants over 74 years old);

    [_] Annual Step-Up Death Benefit (required if owner(s) or annuitant is over 74 years old.)

NOTE: If no option has been specified, the contract will be issued with:

  5% Compound Death Benefit (when owner and annuitant under age 75); or Annual Step-Up (if owner(s) or annuitant is age 75 or older).
================================================================================
9.  PURCHASE PAYMENT (Make check payable to PFL Life Insurance Company)

    INITIAL PREMIUM AMOUNT $
                            ----------------------------------------------------
--------------------------------------------------------------------------------
10. FUTURE PREMIUM AMOUNT  $
                            ----------------------------------------------------
    [_] BILL ME MONTHLY; OR   [_] BILL ME QUARTERLY; OR

    [_] I DO NOT WANT TO BE BILLED FOR FUTURE PREMIUM AMOUNTS.
--------------------------------------------------------------------------------
11. ALLOCATION OF PREMIUM PAYMENTS  (Whole percentages only)
--------------------------------------------------------------------------------
   T. Rowe Price Associates, Inc.

   EQUITY INCOME PORTFOLIO                                                  .0%
                                                               ----------------
   GROWTH STOCK PORTFOLIO                                                   .0%
                                                               ----------------

   Rowe Price-Fleming International, Inc.

   INTERNATIONAL STOCK PORTFOLIO                                            .0%
                                                               ----------------

   TCW Funds Management, Inc.

   MANAGED ASSET ALLOCATION PORTFOLIO                                       .0%
                                                               ----------------
   MONEY MARKET PORTFOLIO                                                   .0%
                                                               ----------------

   OpCap Advisors

   VALUE SMALL CAP PORTFOLIO                                                .0%
                                                               ----------------
   VALUE EQUITY PORTFOLIO                                                   .0%
                                                               ----------------

   The Dreyfus Corporation

   U.S. GOVERNMENT SECURITIES PORTFOLIO                                     .0%
                                                               ----------------

   Janus Capital Corp.

   GROWTH PORTFOLIO (WRL SERIES FUND)                                       .0%
                                                               ----------------


   PFL Life Insurance Company - Fixed Account Options

    Dollar Cost Averaging (DCA) Fixed Account:
   ----------------------------------------------------------------------------
    Guaranteed Periods (with Excess Interest Adjustment):

    1 YEAR             .0%    5 YEARS             .0%    8 YEARS            .0%
            --------------            ---------------             -------------
    2 YEARS            .0%    6 YEARS             .0%    9 YEARS            .0%
            --------------            ---------------             -------------
    3 YEARS            .0%    7 YEARS             .0%    10 YEARS           .0%
            --------------            ---------------             -------------
    4 YEARS            .0%
            --------------

Additional:                                                                 .0%
           ----------------------------------------------------- --------------
                                                                            .0%
           ----------------------------------------------------- --------------
                                                                            .0%
           ----------------------------------------------------- --------------
                                                                            .0%
           ----------------------------------------------------- --------------
                                                                            .0%
           ----------------------------------------------------- --------------
                                                                            .0%
           ----------------------------------------------------- --------------

                     INVESTMENT ALLOCATIONS MUST TOTAL 100%

12. TELEPHONE TRANSFER/REALLOCATION AUTHORIZATION

    By checking one of the following boxes, I authorize the company to accept telephone transfers/reallocation instructions from:

    ONLY MYSELF [_]                            MYSELF & MY ACCOUNT EXECUTIVE [_]

    Acct. Exec. Name:
                     -----------------------------------------------------------

    To change the allocation of any purchase payments and/or to transfer funds among my investment choices based on my telephone instructions and/or the telephone instructions of my account executive (if indicated above), I agree to the established conditions and requirements stated in the prospectus.

    I am aware that telephone instructions will be recorded to protect me and the company and will be put into effect when proper identification is provided.

VA-APP 296          YOUR SIGNATURE IS REQUIRED ON THE BACK PAGE

                         (CONTINUED ON THE BACK PAGE)

------------------------------[                 ]------------------------------

APPLICATION FOR VARIABLE ANNUITY CONTRACT
--------------------------------------------------------------------------------
13. DOLLAR COST AVERAGING

   By signing below I (We) authorize PFL Life Insurance Company to transfer funds from my selected account to invest in the portfolio(s), in the amount indicated below. Transfers will be made monthly, unless indicated differently below. I understand that the transfers will continue until I terminate the program in writing, or until my balance under the program falls below the minimum transfer amount. If this happens, the balance will be transferred as indicated below, but on a pro-rata basis. I also understand that PFL Life's Dollar Cost Averaging program is subject to the rules and restrictions associated with the PFL Life contract and at the time the program begins there must be sufficient Annuity Purchase Value to cover six month's transfers.

Transfer From: [_] DCA Fixed Account; or
               [_] Money Market Portfolio; or
               [_] U.S. Govt. Securities Portfolio

Please Invest: $              ($500 min.)
                --------------
               [_] Monthly (Six Transfers Minimum)
               [_] Quarterly (Four Transfers Minimum)

Please Invest in Following Accounts for Each Transfer (Allocation Must Total 100%):

  Managed Asset Allocation               .0%   International Stock (Mang.
                                      ------     by Rowe Price-Fleming      .0%
  WRL Series Fund Growth Portfolio                                       ------
   (Mang. by Janus Capital Corp.)        .0%   U.S. Govt. Sec. Port.        .0%
                                      ------                             ------
  Growth (Mang. by T. Rowe Price)        .0%   Value Equity Portfolio       .0%
                                      ------                             ------
  Equity Inc. (Mang. by T. Rowe Price)   .0%   Value Small Cap Portfolio    .0%
                                      ------                             ------
  Additional                                                                .0%
            ------------------------------------------------------------ ------
  Additional                                                                .0%
            ------------------------------------------------------------ ------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
14. ASSET REBALANCING...Not available when Dollar Cost Averaging is in effect or when any other transfer is requested.

[_] Yes, by checking this box I am authorizing PFL Life Insurance Company to automatically transfer amounts among the sub-accounts (as indicated below) on a regular basis to maintain a desired allocation of the Annuity Purchase Value among the various sub-accounts offered. Asset Rebalancing is not available for any amounts in the Fixed Account nor when Dollar Cost Averaging is in effect.

  Rebalance:

     [_] Monthly

     [_] Quarterly

     [_] Semi-Annual

     [_] Annual

Rebalance in Following Accounts (Allocation must equal 100%)

Managed Asset Allocation               .0%   International Stock (Mang.
                                     ------     by Rowe Price-Fleming       .0%
WRL Series Fund Growth Portfolio                                         ------
 (Mang. by Janus Capital Corp.)         .0%   U.S. Govt. Sec. Port          .0%
                                     ------                              ------
Growth (Mang. by T. Rowe Price)         .0%   Value Equity Portfolio        .0%
                                     ------                              ------
Equity Inc. (Mang. by T. Rowe Price)    .0%   Value Small Cap Portfolio     .0%
                                     ------                              ------

                                    Money Market Port.                      .0%
                                                                         ------
                                    Additional:                             .0%
                                                                         ------
                                                                            .0%
                                    ------------------------------------ ------
                                                                            .0%
                                    ------------------------------------ ------
                                                                            .0%
                                    ------------------------------------ ------
                                    TOTAL                                  100%
                                                                         ------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
15. If you have chosen to name someone other than yourself as the Annuitant, please select one of the following regarding payment of the death benefit. If neither is selected, the first option will be utilized.

[_] At the Annuitant's death, I wish to become the annuitant and defer payout of the death benefit until my death.

              ---------------------------------------------------
                          Signature of Contract Owner

[_] At the Annuitant's death, I wish to have the death benefit paid to the named beneficiary. (Contract Owner Signature required for this option)

              ---------------------------------------------------
                  Signature of Joint/Successor Contract Owner

To the best of my knowledge and belief, my answers to the questions on this application are correct and true, and I agree that this application shall be a part of any annuity contract issued to me. I also understand that the Company reserves the right to reject any application or purchase payment. If this application is declined, there shall be no liability on the part of the Company and any purchase payments submitted shall be returned.

    I UNDERSTAND THAT ANNUITY PAYMENTS AND TERMINATION VALUES, WHEN BASED ON INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT OF THE COMPANY, ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

    Receipt of a current prospectus of the PFL Endeavor Variable Annuity Account, Endeavor Series Trust and WRL Series Fund, Inc. is hereby acknowledged.

    [_] Please check if you wish to receive the Statement of Additional
        Information.
    I HAVE REVIEWED MY EXISTING ANNUITY COVERAGE AND FIND THIS POLICY IS SUITABLE FOR MY NEEDS.

When funds are allocated to the Guaranteed Periods of the Fixed Account, cash values under the contract may increase or decrease in accordance with the Excess Interest Adjustment prior to the end of any Guaranteed Period.

ADDITIONAL FORMS ARE REQUIRED FOR SYSTEMATIC PAYOUT OPTION.
--------------------------------------------------------------------------------
16a. BE SURE TO COMPLETE THIS SECTION


Signed at                       this                   day of        , 19
         -----------------------    -------------------      --------    -------

--------------------------  --------------------------  ------------------------
   Annuitant Signature            Owner Signature              Joint Owner
                                   (if different            (successor owner
                                  from Annuitant)              signature)

--------------------------------------------------------------------------------
16b. Spousal consent is required when spouse is not designated a Contract Owner and/or a Primary Beneficiary if the policy is purchased in or the Owner(s) reside in a community property or marital property state (AZ, CA, ID, LA, NM, NV, TX, WA and WI). By signing below, I (consenting spouse) hereby give my consent to the designation of any person or entity as primary beneficiary or owner of the policy being applied for. I understand that such designation may change the community property or marital property rights I may have in the policy.
     If there is no spouse, please indicate marital status by checking
     applicable box.                                                   19
                    -----------------------------------  ------------,   -------
                    Signature of Spouse                  Date Signed

       [_] Never married; or  [_] Spouse deceased;or [_] I am divorced
--------------------------------------------------------------------------------
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17a. SELLING AGENT USE ONLY - NOT TO BE FILLED IN BY APPLICANT


                             (  )                                       /  /
---------------------------- ----------- --------------------------- -----------
Agent Name (Please Print)       Agent         Agent Signature        Date
                              Telephone

-------------------------------------------- -----------------------------------
Agent Address                                Broker/Dealer Client Account No.

---------------------- ----------------------- ---------------------------------
Agent Firm             PFL Life Agent No.      (If Applicable) Florida Agent
                                               License I.D. No.


17b. Do you have reason to believe the contract applied for is to replace any existing annuity or insurance owned by applicant?

      [_] No      [_] Yes, Company Name
                                       ----------------------------------
--------------------------------------------------------------------------------
Please make check payable to PFL LIFE INSURANCE COMPANY (Use following address for mail, Fed. Express, etc.)

Send check with application to
                               PFL Life Insurance Company,
                               Attn:  Annuity Department,
                               4333 Edgewood Road N.E.,
                               Cedar Rapids, Iowa  52499-0001

VA-APP 296 B                   PLEASE FILL OUT THE FRONT PAGE